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                       COMPLETEL LLC GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT (this "Guaranty") is made and entered into this
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13th of April, 2000 by CompleTel LLC, a Delaware limited liability company (the
"Guarantor"), in favor of each holder from time to time (the "Noteholders") of
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200,000,000 aggregate principal amount of the 14% Senior Notes due 2010 issued on the date hereof, any additional Senior Notes issued under the Indenture up to 100,000,000 aggregate principal amount and any notes issued in exchange for the notes pursuant to the Notes Registration Rights Agreement as defined in the Indenture (the "Notes") issued by CompleTel Europe N.V., a Netherlands public
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company with limited liability (naamloze vennootschap or N.V.) having its corporate domicile in Amsterdam  (the "Issuer"), pursuant to an indenture dated
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as of the date hereof (the "Indenture") by and between the Issuer and The Chase
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Manhattan Bank (the "Trustee").  Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Indenture.

                                    RECITALS
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     A.  The Guarantor is the ultimate parent of the Issuer.

     B. The Issuer will initially issue and sell the Notes pursuant to an exemption from the U.S. Securities Act of 1933, as amended (the "Act"), and will issue and sell the Notes to the Noteholders pursuant to certain exceptions from the Netherlands 1992 Act on the Supervision of Credit System ("wet toezicht krediet-wezen 1992") (the "1992 Act") that requires, among other things, that the Notes be guaranteed by the ultimate parent of the Issuer. Pursuant to the Registration Rights Agreement, the Issuer will exchange the Notes for Notes registered under the Act or will register the Notes under the Act. References herein to "Notes" shall include any Notes registered under the Act or any Notes issued in exchange for Notes issued on the date hereof in accordance with the Registration Rights Agreement.

     C. The execution and delivery of this Guaranty by the Guarantor are conditions precedent to the Noteholders' purchase of the Notes. The Guarantor, as the ultimate parent of the Issuer, hereby acknowledges it will benefit from the Issuer's sale of the Notes to the Noteholders and its guaranty thereof.

                                   AGREEMENT
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     NOW THEREFORE, in compliance with applicable banking laws and U.S.
securities laws and in consideration of, the Noteholders' purchase of the Notes, the Guarantor hereby covenants and agrees with, and represents and warrants to the Noteholders as follows:

     1.  Guaranty.  Subject to Section 3 hereof, the Guarantor hereby
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irrevocably and unconditionally guarantees to each holder from time to time of any of the Notes, the due and punctual payment in full of (a) the principal of, premium, if any, and interest on, and any Additional Amounts and Special Interest, if any, due under, and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment, or by acceleration or otherwise) and (b) any other sums that may become due under, or in connection with, the terms and provisions of the Notes (all such obligations described in clauses (a) and (b) above are herein called the "Guaranteed Obligations"). The guaranty in the
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preceding sentence is an absolute, and unconditional present
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and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Issuer or guarantor, if any, of the Guaranteed Obligations, if any, or upon any other action, occurrence or circumstance whatsoever. If the Issuer fails to pay any of such Guaranteed Obligations, the Guarantor agrees to pay the same when due to the holders of the Notes entitled thereto, without demand, presentment, protest or notice of any kind, in euros, at the place for payment specified in the Notes and the Indenture.

     2.  Waivers.  The Guarantor hereby waives: (a) notice of acceptance of this
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Guaranty and of the creation and existence of the Notes; (b) presentment, demand for payment, notice of dishonor, notice of nonpayment, and protest of any instrument evidencing the Notes; (c) all other demands and notices to the Guarantor or any other person and all other actions to establish the liability of the Guarantor hereunder; and (d) the right to trial by jury in any action in connection with this Guaranty. No delay or failure by the Noteholders in the exercise of any right or remedy shall constitute a waiver thereof, and no single or partial exercise by the Noteholders of any right or remedy shall preclude other or further exercise of any other right or remedy.

     3.  Termination.  This Guaranty will terminate automatically and the
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Guarantor will be released from all obligations hereunder, without the necessity of any action on the part of the Guarantor, on the earlier of (a) the date of delivery by the Issuer to the Trustee of notice that the Issuer has determined, based upon an Opinion of Counsel to the effect that the Issuer no longer requires this Guaranty to avoid being a credit institution ("krediet instelling") within the meaning of the 1992 Act or (b) the date the Notes are no longer outstanding. Upon and after delivery of such notice this Guaranty will be of no further force and effect.

     4.  Indemnity.  The Guarantor shall indemnify, hold harmless and defend the
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Noteholders from any and all claim, actions, obligations, liabilities and expenses, including defense costs and expenses, investigative feees and costs, legal fees and expenses and claims for damages, arising as a direct result of the fact that after the determination of the Issuer and delivery of the notice described in Section 3 hereof and contrary to the Opinion of Counsel described in Section 3 hereof, an instrument such as this Guaranty is -- and was -- required to avoid being a credit institution under the 1992 Act. The provisions of this Section 4 shall survive any termination, satisfaction or discharge of this Guaranty.

     5.  Limits of Recourse.  Recourse under this guaranty (including without
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limitation the foregoing indemnity) is limited by and is subject to the provisions of Section 11.09 of the Indenture.

     6.  Severability.  Any invalidity or unenforceability of any provision or
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application of this Guaranty, or any portion hereof,  shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. This Guaranty is binding on the Guarantor and on the successors and assigns of the Guarantor, and of each of them respectively, and shall inure to the benefit of the Noteholders, their successors and assigns.

     7.  Governing Law.  This Guaranty is governed by and must be construed in
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accordance with the laws of the State of New York, U.S.A., and the parties hereto elect, pursuant to Section 5-1401 of the N.Y.Gen. Obligs.Laws, to be governed by New York law.

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     8.  Judgment Currency.  The Guarantor hereby agrees to indemnify the
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Noteholders against any loss incurred by such party as a result of any judgment or order being given or made for any euro amount due under this Guaranty and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than euros and as a result of any variation as between (i) the rate of exchange at which the euro amount converted in the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange on the business day prior to the date of payment of such judgment at the Euro noon buying rate in New York City for cable transfers in euro as certified for customs purposes by the Federal Reserve Bank of New York. The foregoing indemnity shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, euros.

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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be executed and delivered as of the dated and year first above written.


                                    COMPLETEL LLC,
                                    a Delaware limited liability company



                                    By: /s/ James E. Dovey
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                                            James E. Dovey

                                    Its:  Secretary
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